SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for use of the
                    Commission Only (as permitted
                    by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
INVESCO HIGH YIELD INVESTMENTS FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

INVESCO HIGH YIELD INVESTMENTS FUND, INC.
THIRD REQUEST
IMPORTANT PROXY NEWS

ANNUAL MEETING OF STOCKHOLDERS
October 7, 2010
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Annual Meeting of Stockholders for the Invesco High Yield Investments Fund, Inc. to be held on October 7, 2010. Our records indicate that we have not received voting instructions for your account(s).
To avoid adjournments and additional solicitation costs, your Board of Directors is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of five Directors, “FOR” a new investment advisory agreement with Invesco Advisers, Inc. (“Invesco”) and “FOR” a new master sub-advisory agreement between Invesco and certain of its affiliates.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-341-2929, Option 1.

For your convenience, please utilize any of the following methods to submit your vote:
1.	By Internet
Follow the simple instructions on your voting instruction form.
2.	By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3.	By Phone
Please call Computershare Fund Services toll-free at 1-866-200-5124. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.
4.	By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.
R2REGNOBOP00434

INVESCO HIGH YIELD INVESTMENTS FUND, INC.
THIRD REQUEST
IMPORTANT PROXY NEWS

ANNUAL MEETING OF STOCKHOLDERS
October 7, 2010
11 Greenway Plaza, Suite 2500
Houston, Texas 77046-1173

Recently we distributed proxy material regarding the Annual Meeting of Stockholders for the Invesco High Yield Investments Fund, Inc. to be held on October 7, 2010. Our records indicate that we have not received voting instructions for your account(s).
To avoid adjournments and additional solicitation costs, your Board of Directors is asking you to use the enclosed proxy card to authorize your proxy “FOR” the approval of five Directors, “FOR” a new investment advisory agreement with Invesco Advisers, Inc. (“Invesco”) and “FOR” a new master sub-advisory agreement between Invesco and certain of its affiliates.
Proxy materials and other fund literature may be reviewed and downloaded online at www.invesco.com, or by calling Invesco Investment Services, Inc. at 1-800-341-2929, Option 1.
For your convenience, please utilize any of the following methods to submit your vote:
1.	By Internet
Follow the simple instructions on your voting instruction form.
2.	By Touch-tone Phone
Please call the toll-free number located on your voting instruction form and follow the simple instructions.
3.	By Mail
Simply return your executed voting instruction form in the envelope provided.

Please take a moment and vote today! Thank you.
R2OBOP00434